UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2014 (December 16, 2014)

BOULDER BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Pearl Street --- Suite 300 Boulder, Colorado	80302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 652-0521

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 16, 2014, Norman Matar will no longer serve as Chief Legal Officer of Boulder Brands, Inc. (the “Company”). Mr. Matar will remain as an employee of the Company and serve in a senior advisory role with the Company.

Item 8.01.	Other Events.

On December 19, 2014, the Company issued a press release announcing that Timothy Kraft has been appointed Chief Legal Officer and Corporate Secretary of the Company, effective December 16, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit.

99.1 Press Release, dated December 19, 2014, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2014	BOULDER BRANDS, INC.

(registrant)

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 19, 2014, issued by the Company